UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 4, 2010

Date of Report

(Date of Earliest Event Reported)

ZALDIVA, INC.

 (Exact Name of Registrant as Specified in its Charter)

FLORIDA	000-49652	65-0773383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

331 East Commercial Blvd.

Ft. Lauderdale, Florida  33334

 (Address of Principal Executive Offices)

(877) 925-3482

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

On May 4, 2010, Charles Morgan Securities, Inc. sent to Nicole Leigh an e-mail by which it formally ended its Investment Banking Advisory Agreement with Zaldiva, Inc., a Florida corporation (the “Company”), and advised the Company that it is ceasing its efforts to conduct the placement of securities for the Company.  At the time of its resignation, Charles Morgan Securities acknowledged that no fees are due or pending under the Investment Banking Advisory Agreement and waived any fees that it otherwise would have been owed under such agreement.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALDIVA, INC., a Florida corporation

Date:  May 6, 2010

/s/ Nicole Leigh

                        Nicole Leigh, President